Exhibit 10.1

                                 OSTEOTECH, INC.

                      1991 STOCK OPTION PLAN, AS AMENDED(1)


     1. Purpose. The purpose of the 1991 Stock Option Plan, as amended, of Osteotech, Inc. is to provide incentive to employees of the Corporation, as defined below, including officers, directors, and consultants, to encourage such individuals proprietary interest in the Corporation, to encourage such individuals to remain in the employ of the Corporation, and to attract to the Corporation individuals of experience and ability.

     2. Definitions.

          a.   "Board" shall mean the Board of Directors of the Company.

          b.   "Code" shall mean the Internal Revenue Code of 1986, as amended.

          c. "Committee" shall mean the Compensation Committee, which is appointed by the Board, and which shall be composed of solely of two or more Non-Employee Directors.

          d. "Common Stock" shall mean the $.01 par value Common Stock of the Company.

          e.   "Company" shall mean Osteotech, Inc., a Delaware corporation.

          f. "Corporation" shall mean and include the Company and any parent or subsidiary corporation thereof, within the meaning of Section 424 of the Code.

          g. "Disability" shall mean the condition of an Employee who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve
               (12) months, all within the meaning of Section 22(e)(3) of the Code.



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(1)  The Osteotech,  Inc. 1991 Stock Option Plan (the "1991 Plan"),  as amended, was amended by the Board on October 22, 1992 and on January 28, 1993. Such amendments were approved by the Stockholders on June 24, 1993. The 1991 Plan was further amended by the Board on October 28, 1993 and February 13, 1994. Such amendments were approved by the Stockholders on June 23, 1994. The 1991 Plan was further amended by the Board on July 31, 1997 and March 26, 1998. Such amendments were approved by the Stockholders on June 4, 1998. The 1991 Plan was further amended by the Board in 1999. Such amendments were approved by the Stockholders on June 3, 1999.


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          h.   "Employee"  shall mean any individual  (including an officer or a director)  who is an  employee  of the  Corporation  (within  the
               meaning  of  Section  3401  of  the  Code  and  the   regulations
               thereunder).

          i. "Exercise Price" shall mean the price per Share of Common Stock, determined by the Board or Committee, at which an Option may be exercised.

          j. "Fair Market Value" of a Share of Common Stock as of a specified date shall mean the closing price of a Share on the principal securities exchange on which such Shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such Shares are traded if no Shares were traded on such immediately preceding day, or if the Shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked Prices of the Shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the Shares are not publicly traded, Fair Market Value shall be determined by the Board or Committee. In no case shall Fair Market Value be less than the par value of a Share of a Common Stock, and in no event shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

          k.   "Incentive  Stock Option" shall mean an Option  described in Code
               Section 422(b).

          l. "Non-Employee Director" shall have the meaning ascribed in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

          m. "Non-statutory Stock Option" shall mean an Option which is not an Incentive Stock Option.

          n.   "Option" shall mean a stock option granted pursuant to the Plan.

          o. "Optionee" shall mean a person to whom an Option has been granted.

          p. "Plan" shall mean this Osteotech, Inc., 1991 Stock Option Plan, as amended.

          q. "Purchase Price" shall mean the Exercise Price times the number of whole Shares with respect to which an Option is exercised.


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          r.   "Share" shall mean one share of Common Stock.

          s. "Ten Percent Shareholder" shall mean any Employee who, at the time of the grant of an Option, owns (or is deemed to own, under Section 424(d) of the Code) more than ten percent of the total combined voting power of all classes of outstanding stock of the Corporation.

     3. Effective Date. This Plan was approved by the Board effective March 21, 1991.

     4. Administration. This Plan shall be administered by the Board or by the Committee. A majority of the Committee, but in no case less than two members of such Committee, shall constitute a quorum for the transaction of business. The Board or Committee shall from time to time at its discretion make determinations with respect to the persons who shall be granted Options, the number of Shares to be optioned to each and the designation of such Options as Incentive Stock Options or Non-statutory Stock Options. The interpretation and construction by the Board or the Committee of any provisions of the Plan or of any Option granted thereunder shall be binding and conclusive on all Optionees and of their legal representatives and beneficiaries.

     5. Eligibility. Any Employee may be granted Incentive Stock Options under the Plan and any Employee or officer, director or consultant of the Corporation may be granted Non-Statutory Stock Options under the Plan if, in each instance, the Board or Committee determines that such person performs services of special importance to the management, operation and development of the business of the Corporation.

     6. Stock. The stock subject to Options granted under the Plan shall be Shares of authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued under Options exercised under this Plan shall not exceed 4,220,648(2). The number of Shares subject to Options outstanding under the Plan at any time may not exceed the number of Shares remaining available for issuance under the Plan. In the event that any Option outstanding under the Plan expires for any reason or is terminated, the Shares allocable to the unexercised portion of such Option may again be subjected to an Option under the Plan.

          The limitations established by this Section 6 shall be subject to adjustment upon the occurrence of the events specified and in the manner provided in Section 10 hereof.

     7. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by written agreements in such form as the Board or the Committee


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(2)  This reflects 3.4 - for - 1 reverse  stock split  effected in June 1991 and the 3-for-2 stock split effected in March 1999.

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          shall from time to time determine,  which agreements shall comply with and be subject to the following terms and conditions:

          a. Date of Grant. Each Option shall specify its effective date (the "Date of Grant"), which shall be the date specified by the Board or Committee in its action relating to the grant of the Option.

          b. Number of Shares. Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 10 hereof.

          c. Exercise Price. Each Option shall state the Exercise Price, which price shall be determined by the Board or Committee, provided however, that the Exercise Price (i) in the case of an Incentive Stock Option granted to an Employee who is not a Ten Percent Shareholder, shall not be less than the par value nor less than the Fair Market Value of the Shares to which the Option relates on the date of grant, (ii) in the case of an Incentive Stock Option granted to an Employee who is a Ten Percent Shareholder, shall not be less than the par value nor less than 110% of the Fair Market Value of the Shares to which the Option relates on the date of grant, and (iii) in the case of a Non-statutory Stock Option granted to any Employee or officer or director of the Corporation, shall not be less than the par value of the Shares to which the Option relates. The Exercise Price of an Option shall be subject to adjustment in accordance with Section 10 hereof.

          d. Exercise of Options and Medium and Time of Payment. To exercise an Option, the Optionee shall give written notice to the Company specifying the number of Shares to be purchased and accompanied by payment in cash or by certified check of the full Purchase Price therefor or such other method as permitted by the Board or the Committee. No Share shall be issued until full payment therefor has been made.

          e. Term and Exercise of Options; Non-transferability of Options. Incentive Options are not exercisable for a period of one (1) year following the date of grant. Thereafter, subject to Section 10 hereof, Incentive Options and Non-statutory Options may be exercised as determined by the Board or Committee and as stated in the written agreement evidencing the Option, provided, however, that no Incentive Stock Option granted to an Employee who is not a Ten Percent Shareholder shall be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to an Employee who is a Ten Percent Shareholder shall be exercisable after the expiration of five (5) years from the date it is granted. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable. In the event of the Optionee's


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               death, no Option shall be transferable by the Optionee  otherwise than by will or by the laws of descent and distribution.

          f. Termination of Employment. In the event that an Optionee shall cease to be employed by the Corporation for any reason, such Optionee (or the heirs or legatees of such Optionee, if applicable) shall have the right, subject to the restrictions of Subsection (e) hereof, to exercise the Option at any time within three (3) months after such termination of employment (twelve
               (12) months if the termination was due to the death or Disability of the Optionee or, in the case of a Non-statutory Stock Option, retirement) or any other time period determined by the Board or the Committee to the extent that, on the day preceding the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the option agreement pursuant to which such Option was granted, and had not previously been exercised; provided that in case of a Non-statutory Stock Option, the right to exercise the option will terminate immediately upon termination of the Optionee's employment for cause.

     For this purpose, the employment relationship will be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Board and, in the case of an Optionee who has received an Incentive Stock Option, only to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder). Moreover, in the case of an Optionee who has been granted an Incentive Stock Option, employment shall, in no event, be deemed to continue beyond the ninetieth (90th) day after the Optionee ceased active employment, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

          g. Rights as a Shareholder. An Optionee or a transferee of a deceased Optionee shall have no rights as a shareholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 10.

          h. Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Board or Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the exchange of outstanding Options (to the extent not theretofore exercised) for the granting of new Options in substitution therefor. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan. Moreover, in the case of any modification, extension or


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               renewal of an Incentive Stock Option, all of the requirements set forth herein shall apply in the same manner as though a new Incentive Stock Option had been granted to the Optionee on the date of such modification, extension or renewal, but only if such modification, extension or renewal is treated, under Section 424(h) of the Code, as the granting of a new option.

          i. Identification of Option. Each Option granted under the Plan shall clearly identify its status as an Incentive Stock Option or Non-Statutory Stock Option.

          j. Other Provisions. The option agreements authorized under the Plan shall contain such other provisions not inconsistent with the terms of the Plan, including, without limitation, restrictions upon the exercise of the Option, as the Board or Committee shall deem advisable.

     8. Limitation on Annual Awards.

     General Rule. To the extent required to qualify as an Incentive Stock Option the aggregate Fair Market Value (determined at the time the Option is granted) of stock for which Incentive Stock Options are exercisable for the first time during any calendar year under the terms of the Plan (and all other plans maintained by the corporation and its parent or subsidiary corporations) shall not exceed the sum of $100,000. In no event shall the number of shares issuable under Non-statutory Options or Incentive Stock Options granted to any individual under the Plan in any given year exceed 500,000.

     9. Term of Plan. Options may be granted pursuant to the Plan until ten (10) years from the date that the Plan is adopted by the Board or ten (10) years from the date that the Plan is approved by the shareholders of the Company, whichever occurs earlier.

     10. Recapitalization. Subject to any required action by the shareholders and the last sentence of subsection 7(h) hereof, the number of Shares covered by this Plan as provided in Section 6, the number of shares covered by each outstanding Option, and the Exercise Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares, stock split, or the payment of a stock dividend.

     Subject to any required action by the shareholders of the Company and the last sentence of Subsection 7(h) hereof, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation shall cause each outstanding Option to terminate, unless the agreement of merger or consolidation shall otherwise provide; provided that each Optionee shall, in such event, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving corporation, if a period of one (1) year from the date of the grant of the Option shall have elapsed, to exercise the Option in whole or in part, whether or not the Optionee's right to exercise such option has otherwise accrued pursuant


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to the terms of the option agreement  pursuant to which such option was granted, subject to limitations on exercisability imposed by the Board or Committee and contained in the option agreement in accordance with Section 7(j) hereof. The Board or the Committee shall have the right to waive such one (1) year period.

     In the event of a change in the common Stock as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Shares of Common stock within the meaning of the Plan.

     To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board or Committee, whose determination in that respect shall be final, binding and conclusive.

     Except as hereinbefore expressly provided in this Section 10, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, stock split, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Option.

     The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     11. Securities Law Requirements. No Shares shall be issued upon the exercise of any Option unless and until the Company has determined that:
     (i) it and the Optionee have taken all actions required to register the Shares under the Securities Act of 1933 or perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or Federal law has been satisfied.

     12. Amendment of the Plan. Subject to the last paragraph of this Section 12 and insofar as permitted by law, the Board or Committee, may, by resolution, from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever.

     No such amendment will require stockholder approval, unless stockholder approval is required by either the rules of Nasdaq or any other stock exchange upon which the Corporation's securities shall be listed or any applicable law.



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     13.  Application  of Funds.  The proceeds  received by the Company from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

     14. No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

     15. Withholding.

          (a) Non-Statutory Options. Whenever Shares are to be delivered upon exercise of a Non-Statutory Option, the Corporation shall be entitled to require as a condition of delivery that the Optionee remit to the Corporation an amount sufficient to satisfy the Corporation's federal, state and local withholding tax obligations with respect to the exercise of the Option.

          (b) Incentive Stock Options. The acceptance of Shares upon exercise of an Incentive Stock Option shall constitute an agreement by the Optionee (unless and until the Corporation shall notify the Optionee that it is relieved, in whole or in part, of its obligations under Section 15(b)) (i) to notify the Corporation if any or all of such Shares are disposed of within one (1) year from the date the Shares were transferred to the Optionee pursuant to his exercise of the Option, and (ii) to remit to the Corporation, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Corporation's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the Optionee is in the employ of the Corporation at the time of such disposition.

     16. Governing Law. The provisions of this Plan shall be governed and construed in accordance with the laws of the State of New Jersey; provided, however, that in the case of the provisions applicable to Incentive Stock Options, such provisions shall (to the extent possible) be construed in a manner conforming to and consistent with the requirements of Section 422 of the Code.





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